EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aspirity Holdings, LLC (the “Company”) on Form 10-K for the year ended December 31 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott C. Lutz, Chief Executive Officer of the Company, and I, Wiley H. Sharp III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott C. Lutz

Scott C. Lutz

President and Chief Executive Officer

Date: April 28, 2017

/s/ Wiley H. Sharp III

Wiley H. Sharp III

Vice President and Chief Financial Officer

Date: April 28, 2017